Exhibit 99.2

Subordinated Note Issuance Investor Presentation August 2022

2 This document (including information incorporated by reference) contains, and future oral and written statements of QCR Holdings, Inc. (the “Company”) and its management may contain, forward-looking statements, within the meaning of such term in the Private Securities Litigation Reform Act of 1995, with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company's management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “bode,” “predict,” “suggest,” “project,” “appear,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should,” “likely,” or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local, state, national and international economies; (ii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics (including the COVID- 19 pandemic in the United States), acts of war or threats thereof, or other adverse external events that could cause economic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse external events; (iii) changes in accounting policies and practices as may be adopted by the state and federal regulatory agencies, the FASB, the Securities and Exchange Commission (the “SEC”), or the PCAOB, including FASB’s CECL impairment standards; (iv) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (v) changes in interest rates and prepayment rates of the Company’s assets (including the impact of LIBOR phase-out); (vi) increased competition in the financial services sector and the inability to attract new customers; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (viii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (ix) the loss of key executives or employees; (x) changes in consumer spending; (xi) the economic impact of exceptional weather occurrence, such as tornados, floods and blizzards, and; (xii) the ability of the Company to manage the risks associated with the foregoing as well as anticipated. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the SEC. FORWARD-LOOKING STATEMENTS This presentation contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, the Company has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. For more details on the Company’s non-GAAP measures, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. NON-GAAP FINANCIAL MEASURES

3 The information contained herein is a summary and it is not complete. It has been prepared for use only in connection with the private placement (the “Placement”) of securities (the “Securities”) of the Company, the holding company of Quad City Bank and Trust Company, Cedar Rapids Bank and Trust Company, Community State Bank and Guaranty Bank. The Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered in a private placement exempt from registration under the Securities Act and other applicable securities laws, and may not be re-offered or re-sold absent registration or an applicable exemption from the registration requirements. The Securities are not a deposit or an account that is insured by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government agency. The information in this confidential Investor Presentation may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person and is subject to the letter agreement regarding confidentiality executed by the original recipient of this confidential Investor Presentation. The Company reserves the right to request the return of this confidential Investor Presentation at any time. This confidential Investor Presentation is for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors and qualified institutional buyers. Any such offering may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This confidential Investor Presentation does not contain all the information you should consider before investing in the Securities of the Company and should not be construed as investment, legal, regulatory or tax advice. Each potential investor should review the purchase agreement, make such investigations as it deems necessary to arrive at an independent evaluation of an investment in the Securities mentioned in this confidential Investor Presentation (including, without limitation, reviewing the information being provided by the Company concurrently with this confidential Investor Presentation) and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this confidential Investor Presentation. The information contained herein is being furnished solely for the purpose of enabling prospective investors to determine whether they wish to proceed with further investigation of the Company and the Placement. As it is a summary, such information is not intended to and does not contain all the information that you will require to form the basis of any investment decision. The information contained herein speaks as of the date hereof. Neither the delivery of this information or any eventual sale of the Securities shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in the Company’s business affairs described herein after the date hereof. Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance. Neither the Company nor any of its affiliates undertakes any obligation to update or revise this confidential Investor Presentation. The Company anticipates providing you with the opportunity to ask questions, receive answers, obtain additional information and complete your own due diligence review concerning the Company and the Placement prior to entering into any agreement to purchase the Securities. By accepting delivery of the information contained herein, you agree to undertake and rely upon your own independent investigation and analysis and consult with your own attorneys, accountants and other professional advisors regarding the Company and the merits and risks of an investment in the Securities, including all related legal, investment, tax and other matters. The Company shall not have any liability for any information included herein or otherwise made available in connection with the Placement, except for liabilities expressly assumed by the Company in the definitive purchase agreement and the related documentation for each purchase of the Securities. The information contained herein does not constitute an offer to sell or a solicitation of an offer to purchase the Securities described herein nor shall there be any sale of such Securities in any state or jurisdiction in which such an offer or solicitation is not permitted or would be unlawful. Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers, or sells the Securities, and must obtain any consent, approval, or permission required by it in connection with the Securities or the Placement. The Company does not make any representation or warranty regarding, and has no responsibility for, the legality of an investment in the Securities under any investment, securities, or similar laws. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, THE FDIC OR ANY OTHER GOVERNMENT AGENCY, NOR HAS THE SEC, THE FDIC OR ANY OTHER GOVERNMENT AGENCY PASSED ON THE ADEQUACY OR INADEQUACY OF THIS CONFIDENTIAL INVESTOR PRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. Certain of the information contained in this confidential Investor Presentation may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. Safe Harbor Statement

4 Summary Term Sheet Issuer: Security Type: Offering Type: Offering Structure: Size: Term: Security Rating: Redemption: Use of Proceeds: Sole Placement Agent: Kroll: BBB- Optional Redemption 5 years after issuance date General corporate purposes, which may include, but are not limited to, possible share repurchases QCR Holdings, Inc. Holding Company Subordinated Notes Private Placement with Registration Rights 10NC5 Fixed-to-Floating $50 million 10 Years

Company Overview

Company Overview

- QCR Holdings, Inc. (QCRH) is a $7.4 billion, publicly-traded, multi-bank holding company headquartered in Moline, Illinois.
- Operating since 1993, QCR Holdings, Inc. serves the Quad Cities, Cedar Rapids, Waterloo/Cedar Valley, Des Moines/Ankeny, and Springfield communities throughout its wholly owned subsidiary banks in Iowa, Missouri, and Illinois.
- QCR operates under a business model that works:
  - ✓ Local charter autonomy with efficient support from centralized group operations
  - ✓ Agile and responsive to client needs
  - ✓ Attracts the best bankers *and the best clients* in each market
  - ✓ Highly competitive with larger national and regional banks
  - ✓ Strong relationships with clients differentiate us from other banks
- Primary lines of business at QCR include:
  - Full-Service Commercial and Consumer Banking
  - High-Performing Niche Business Areas:
    - Specialty Finance Group
    - Correspondent Banking
    - Wealth Management Services
      ($4.5 billion in assets under management)

QCR Holdings, Inc. Branch Map


QCRH (39)
IOWA
NEBRASKA
Omaha
Des Moines
Davenport
Madison
Milwaukee
Chicago
Lansing
South Bend
Lincoln
ILLINOIS
Springfield
Indianapolis
INDIANA
Kansas City
Topeka
Jefferson City
St Louis
KANSAS
MISSOURI
Wichita
Springfield
Evansville
Louisville
Frankfort
KENTUCKY
Nashville

Financial Highlights

$ in millions	2019	2020	2021	2022 YTD
Total Assets	$4,909	$5,705	$6,096	$7,393
Gross Loans	$3,690	$4,251	$4,680	$5,798
Total Deposits	$3,911	$4,599	$4,923	$5,821
Tangible Common Equity	$446	$508	$594	$587
Loans / Deposits	94.3%	92.4%	95.0%	99.6%
TCE / TA	9.2%	9.0%	9.9%	8.1%
CET 1 Ratio	10.2%	10.6%	10.8%	9.5%
Total Capital Ratio	13.3%	15.0%	14.8%	13.4%
ROAA[1]	1.15%	1.13%	1.70%	1.63%
ROAE[1]	11.5%	11.2%	15.7%	14.9%
Net Interest Margin[2]	3.45%	3.44%	3.49%	3.63%
Efficiency Ratio[1]	64.8%	52.5%	54.6%	59.0%
NPAs / Assets	0.26%	0.26%	0.05%	0.33%
LLR / Gross Loans	0.98%	1.98%	1.68%	1.59%

1) ROAA, ROAE and Efficiency Ratio annualized and adjusted to exclude non-core and/or non-recurring income and expense items, primarily related to the closing of the Guaranty Bank acquisition
2) Tax equivalent yield

Note: Financial data as of 6/30/22; Source: Company documents, S&P Capital IQ Pro; See GAAP to non-GAAP reconciliation

QCR HOLDINGS, INC.
5

6 Business Model Performance Outlook Local charter autonomy attracts the best bankers and clients High-performing niche businesses Right people, infrastructure and balance sheet to sustain performance Attractive and growing mid-size metro markets Diverse and growing fee revenue streams Long runway in niche business areas Agility and responsiveness to clients Strong and consistent loan growth Capacity for future M&A and considered acquirer of choice Relationships matter in our mid-size markets Upper quartile ROAA compared to proxy peers 9-6-5 Growth Plan drives continued organic growth & improved efficiencies Focus on growing shareholder value Strong credit culture EPS CAGR of 15% in last six years and positioned for sustained growth ✓ Our business model is better. ✓ Our performance is better. ✓ Our future is bright. QCR Investor Highlights

7 Larry J. Helling – Chief Executive Officer & Director Larry J. Helling was named Chief Executive Officer of QCR Holdings in May of 2019 in addition to his duties as Chief Executive Officer of Cedar Rapids Bank & Trust (CRBT). Prior to leading the creation of CRBT in 2001, he spent 18 years in executive positions with Firstar Bank in Cedar Rapids, IA and Omaha National Bank in Omaha, NE. Mr. Helling is a graduate of the Cedar Rapids’ Leadership for Five Seasons program and currently serves on the board of directors and trustees of the United Way of East Central Iowa and the board of trustees of Junior Achievement. Selected Executive Management Biographies Holding Company Leadership Todd A. Gipple – President, COO, CFO & Director Todd A. Gipple is a Certified Public Accountant (inactive) and began his career with KPMG Peat Marwick in 1985. In 1991, McGladrey & Pullen acquired the Quad Cities practice of KPMG. Mr. Gipple was named Tax Partner with McGladrey & Pullen in 1994 and served as the Tax Partner-in-Charge of the firm’s Mississippi Valley Practice and as one of five Regional Tax Coordinators for the national firm. He specialized in Financial Institutions Taxation and Mergers and Acquisitions throughout his 14-year career in Public Accounting. He joined QCR Holdings in January of 2000. Anne E. Howard – Senior VP & Director of Human Resources Anne Howard develops human resources policies and programs for QCR Holdings, Inc. She is responsible for all areas of human resource management including hiring, orientation, onboarding, employee relations, compensation, benefits, and organization development. Ms. Howard joined QCR Holdings, Inc. in 2009 and has over 16 years of Human Resources experience. She has a Bachelor’s degree from the University of Northern Iowa in Business Management and has obtained her SHRM – SCP designation. Reba K. Winter– Executive VP & Chief Information Officer Reba Winter is Chief Information Officer for QCR Holdings. Ms. Winter is a seasoned senior information technology leader with extensive experience in IT strategy, business intelligence, security and cloud computing. She holds an MBA from the University of Iowa and a BA, Chemistry from Coe College. Ms. Winter was most recently Vice President, Information Technology at Qualcomm, a global semiconductor company. Prior to Qualcomm, she spent 26 years at Rockwell Collins in Cedar Rapids, with increasing leadership responsibilities to transform all areas of IT within the company.

John Anderson – CEO of Quad City Bank & Trust As CEO, John is the driving force in the direction and continued growth of Quad City Bank & Trust. He began his career with Davenport Bank & Trust and later moved to Brenton Bank, where he served as Chairman, President and CEO of the Davenport operation. He currently serves as a Director for the following organizations, St. Ambrose University, Figge Art Museum, Catholic Foundation for the Diocese of Davenport (CFDD), United Way of the Quad Cities. Monte McNew – CEO of Guaranty Bank Monte McNew is the CEO of Guaranty Bank and is a lifelong resident of the Springfield area. Active in the community, he serves as a board member for Hickory Hills Country Club and Care to Learn. McNew has served on numerous local community boards, including Lost & Found Grief Center, the Springfield Area Chamber of Commerce, and Discovery Center of the Ozarks. He received his bachelor's in finance and MBA from Missouri State University. 8 Selected Executive Management Biographies Bank Subsidiary/Market Presidents Kurt Gibson – CEO of Community State Bank Community State Bank CEO, President and Director Kurt Gibson has more than 30 years of experience in the banking industry across Des Moines. Kurt is a graduate of Coe College where he received a bachelor’s degree in Business Administration, Accounting. He enjoys giving back to the community and is currently active with organizations including the Greater Des Moines Partnership, the Greater Des Moines Committee, BRAVO Great Des Moines, Iowa Association of Business and Industry Economic Growth Committee. James Klein – President of Cedar Rapids Bank & Trust James Klein serves as President of Cedar Rapids Bank & Trust. Prior to serving as CRBT President, James most recently served as CRBT Executive Vice President and Chief Lending Officer. He has 25 years of banking experience in the Cedar Rapids area. He is also a graduate of the University of Iowa where he earned his BBA and MBA. He currently serves on the board of directors for Theatre Cedar Rapids (Chair), Cedar Rapids Economic Alliance Policy Board, Kid’s First Iowa, and Catherine McAuley Center.

Company History $2.4 $2.5 $2.6 $2.9 $3.5 $4.4 $4.9 $5.7 $6.1 $7.4 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022Q2 9 Acquisition: Community National Bancorporation May 2013 $288M in Assets Acquisition: Community State Bank August 2016 $582M in Assets Acquisition: Guaranty Bankshares, Ltd. October 2017 $260M in Assets Acquisition: Springfield Bancshares, Inc. July 2018 $576M in Assets Sale: Rockford Bank & Trust November 2019 $519M in Assets Total Consolidated Assets ($ in billions) Source: S&P Capital IQ Pro and Company documents Acquisition: Guaranty Federal Bancshares, Inc. April 2022 $1.3B in Assets Debt Capital Markets September 2020 Subordinated Debt $50M February 2019 Subordinated Debt $65M Equity Capital Markets May 2015 Follow-on Common Stock Offering $67M QCR’s long term growth plan has been tactically executed through very strong organic growth supported by the capital markets and strategic acquisitions Company History: • Initial Public Offering in 1993 • Opened 3 De Novo Banks 1994 – 2005 • 5 regional bank acquisitions • 1 specialty finance company acquisition • Several follow-on equity financings and debt capital markets offerings

Market Overview and Deposit Market Share

Demonstrated, Successful Regional Banking Model

- Relationships matter and differentiate us from big banks
- Proven ability to take market share from large, money-center banks
- Robust commercial, industrial, and technology activity
- Strong demographics & highly educated workforce drive steady growth
- Mid-sized metros
  - 200K-500K population MSAs
- #3 deposit market share in combined market
  - Ability to gain prominent market share going forward

Major Competitor in Desirable Midwest Markets



MSA Demographics Summary

MSA	Market Rank	Branches (#)	Deposits ($000)	Market Share (%)	Proj. Pop Change (%)	Median HHI ($)
Davenport, IA	1	5	1,810,774	17.3	1.3	67,880
Springfield, MO	4	11	1,401,793	9.6	2.9	51,884
Cedar Rapids, IA	1	5	1,222,231	15.4	3.4	69,186
Des Moines, IA	7	9	938,429	4.2	5.0	75,962
Joplin, MO	9	6	202,491	4.6	1.4	51,811
Waterloo, IA	10	3	173,498	3.7	1.5	69,014
MSA Totals		**39**	**5,749,216**			

Top 10 Deposit Market Share in QCR's Markets[1]

Company	Total Branches	2021 Deposits ($000)
Wells Fargo & Co. (CA)	36	6,506,254
U.S. Bancorp (MN)	40	4,904,499
QCR Holdings, Inc. (IL)	**23**	**4,753,608**
BTC Financial Corp. (IA)	22	3,987,062
West Bancorp. (IA)	7	2,190,404
Bank of America Corporation (NC)	7	2,086,852
Great Southern Bancorp Inc. (MO)	20	1,968,703
Commerce Bancshares Inc. (MO)	10	1,612,396
Central Bancompany Inc. (MO)	23	1,573,455
Great Western Bancorp (SD)	11	1,364,013

(1) Reflects numbers pre-merger with GFED
MSAs include Davenport-Moline-Rock Island, IA-IL, Cedar Rapids, IA, Waterloo-Cedar Falls-IA, Des Moines/West Des Moines-IA, Springfield, MO.

All banks reflect pro forma data from acquisitions.
Source: S&P Capital IQ Pro and Company documents. Deposit data as of 6/30/21.

QCR Holdings, Inc.
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11 Overview of Multi-Charter Model Location and deposit data as of 6/30/22 and includes pro forma data for Guaranty Bank. Cedar Rapids Bank & Trust includes Community Bank & Trust in the Cedar Valley. Source: S&P Capital IQ Pro, Company Documents States/Region: Iowa/Illinois Quad Cities # Locations: 5 Deposits: $1.8B Market Share: #1 Median HHI: $67,880 States/Region: Iowa Cedar Rapids/Cedar Valley # Locations: 8 Deposits: $1.5B Market Share: #1 Median HHI: $69,186 States/Region: Missouri Southwest Region # Locations: 17 Deposits: $1.5B Market Share: #4 Median HHI: $51,884 States/Region: Iowa Des Moines/Ankeny # Locations: 9 Deposits: $1.0B Market Share: #7 Median HHI: $75,962 Quad City Bank & Trust Cedar Rapids Bank & Trust Guaranty Bank Community State Bank We provide agile and efficient banking services by operating in mid-sized metropolitan markets with very strong demographics across Illinois, Iowa and Missouri The Guaranty Bank acquisition closed April 1, 2022

A Consistent Track Record of Asset Growth 12 $2.9 $3.5 $4.4 $4.9 $5.7 $7.4 71.9% 73.8% 75.0% 75.2% 74.8% 76.8% 78.5% 2016 2017 2018 2019 2020 2021 6/30/2022 Total Assets Total Loans & Leases/Total Assets $6.1 (1) Rockford Bank & Trust assets were removed from this data. (2) Includes $289.5 million of the assets of m2 Equipment Finance, as this entity is wholly-owned by and consolidated with Quad City Bank and Trust. Recent Acquisitions (Assets at acquisition date ($ Millions)): 2016: Community State Bank ($582) 2017: Guaranty Bankshares, Ltd. ($260) 2018: Springfield Bancshares, Inc. ($576) 2022: Guaranty Federal Bancshares, Inc. ($1,223) $2.1 29% $2.0 27% $1.2 16% $2.0 28% Asset Distribution by Charter as of 6/30/22 ($B) Total Consolidated Assets ($B) (1) Asset growth has been driven by a combination of organic growth and strategic acquisitions. 2

Our Strategy for Long-Term Success 13 We’ve set a simple and focused strategy for our future. 9-6-5 is our plan to continue to grow earnings and drive attractive long-term returns for our shareholders. 9 – Grow loans by at least 9% per year, funded with core deposits 6 – Grow fee income no less than 6% per year 5 – Improve efficiencies and hold expense growth to no more than 5%

14 Experienced Acquiror Delivering Results Demonstrated Strong Results in Prior M&A $5.5 $9.4 $14.6 Net Income CAGR: 27.6% Springfield First Community Bank Community State Bank $462 $545 $429 $667 $752 $650 $725 $883 $590 Total Loans Total Assets Core Deposits CAGR 11.9% CAGR 12.8% CAGR 8.3% $445 $594 $481 $607 $782 $673 $867 $1,169 $1,021 Total Loans Total Assets Core Deposits CAGR 11.8% CAGR 11.9% CAGR 13.3% $5.5 $9.1 $12.8 Net Income CAGR: 15.1% Pre-Acquisition ¹ 2021 Projection at Acquisition Post-Acquisition as of 12/31/21 1) Springfield First Community Bank Pre-Acquisition metrics measured at 12/31/2017, Community State Bank Pre-Acquisition metrics measured at 12/31/2015

15 A Successful, Strategic Acquiror • Closed $1.3 billion asset acquisition on April 1, 2022, with subsidiary now operating as Guaranty Bank • Successful integration, with bank exceeding forecasted transaction metrics • Combined bank is ranked #4 in deposit market share in an attractive Springfield market, with the ability to grow into #1 market share over time Key Attributes in M&A Targets FRANCHISE FINANCIAL Attractive mid-size metro markets with growth opportunities Attractive TBV earn back period Aligned values Accretive EPS Positive brand/name recognition ROAA Earnings potential Capital Ratios Charter structure Recent M&A Experience • First Full Year EPS Accretion (2023): $0.81 / 13.1% • IRR: 20.4% • TBV Dilution: 5.2% • TBV Earn back: 2.75 years (Crossover); 2.71 years (Simple) • TCE / TA: 9.3% • CET1 Ratio: 10.1% • Total RBC Ratio: 14.1% Financially Compelling Pro Forma Impact At Announcement Source: Company documents; S&P Capital IQ Pro

66.5% 64.8% 66.3% 54.1% 55.2% 64.5% 55.6% 56.4% 56.4% 55.9% 51.5% 57.3% 63.4% 62.5% 64.8% 52.5% 54.6% 59.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 2017 2018 2019 2020 2021 2022 YTD QCRH Peer Median QCRH Adjusted Efficiency Ratio 3.78% 3.62% 3.45% 3.44% 3.49% 3.63% 3.74% 3.76% 3.76% 3.39% 3.21% 3.12% 3.00% 3.25% 3.50% 3.75% 4.00% 2017 2018 2019 2020 2021 2022 YTD QCRH Peer Median $55 $36 $46 $59 $63 $100 $110 $2.66 $3.08 $3.66 $3.96 $6.27 $6.56 $0 $20 $40 $60 $80 $100 $120 2017 2018 2019 2020 2021 2022Q2 Adj. Net Income ($mm) Adj. EPS Net Interest Margin Historical Profitability 16 Adjusted Return on Average Assets Adjusted Efficiency Ratio (%) * Six months annualized; Note: Adjusted net income, ROAA, Efficiency Ratio exclude non-core and/or non-recurring income and expense items, primarily related to the closing of the Guaranty Bank acquisition; NIM is tax equivalent yield; Proxy peer group is identified in the QCRH Proxy Statement. Peer metrics reflect the median of the peer group. 2022Q2 peer median reflects companies that have reported results as of 7/29/22. Financial data as of June 30, 2022. See GAAP to non-GAAP Reconciliation * * Adjusted Net Income 1.01% 0.98% 1.12% 1.08% 1.68% 1.16% 1.00% 1.34% 1.39% 1.14% 1.33% 1.17% 1.03% 1.06% 1.15% 1.13% 1.70% 1.63% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2017 2018 2019 2020 2021 2022 YTD QCRH Peer Median QCRH Adjusted ROAA

Deposit Growth Driven by Core Deposits 17 25% 20% 20% 25% 18% 26% 60% 57% 62% 65% 67% 65% 13% 16% 15% 10% 9% 9% 3% 2% 2% $2.9 $3.5 $3.9 $4.6 $4.9 $5.8 2017 2018 2019 2020 2021 6/30/2022 Noninterest-bearing Deposits Interest-bearing Deposits Time Deposits Brokered Deposits Note: Core deposits are defined as total deposits less brokered deposits. Rockford Bank & Trust deposits excluded from this data (bank sold in 2019). 99% Core Deposits Core Deposits Represent Virtually All of Total Deposits ($B) as of 6/30/22

38% 39% 39% 40% 34% 30% 44% 47% 47% 49% 55% 59% 5% 3% 3% 2% 1% 1% 9% 8% 8% 6% 5% 8% 4% 3% 3% 3% 2% 2% $2.6 $3.3 $3.7 $4.3 $4.7 $5.8 2017 2018 2019 2020 2021 6/30/2022 Commercial & Industrial Commercial RE Direct Fin. Leases Residential RE Consumer & Other Loan Growth Driven by Commercial Lending 18 Note: Commercial loans includes Commercial & Industrial, Commercial RE and Direct Financing Lease. Loan composition excludes deferred loan/lease origination costs, net of fees. Rockford Bank & Trust is excluded from this data. Commercial RE includes multi-family and construction & land development. 89% Commercial Loans Commercial Loans Represent Approximately 89% of the Loan Portfolio ($B) as of 6/30/22

How is QCR different? Our niches drive results. 19 • Fiduciary services • Investment management services • Financial planning • Brokerage services • 6/30/22 AUM: $4.5B • Competitive deposit products with nearly $1.3B in total liquidity • Safekeeping and cash management services • 189 correspondent banking relationships • Bank stock loans • Consumer & retail banking • Complex commercial lending • Sophisticated treasury management solutions • Customized private banking services • Small ticket lease financing (m2 Equipment Finance) Correspondent Banking • Municipal and tax credit specialty financing • Significant floating to fixed rate swap revenue in tax credit lending • Capital markets revenue averaging $14M per quarter for last three years Specialty Finance Group Our High-Performing Business Niches Built on top of our traditional business, our three primary niche areas diversify and drive earnings power. Wealth Management Traditional Business

A Complex and Profitable Business: Specialty Finance Group 20 With decades of experience, our team has navigated the complexity of the municipal and tax credit financing space – creating a sustainable and profitable business at QCRH. Our SFG business is a unique niche that offers: • A strong pipeline of business for long-term sustainability and growth • Complex business which creates barriers to entry by competitors • Room to grow this business niche

Specialty Finance Group: A Complex and Profitable Business 21 $0.8 $9.1 $26.5 $67.9 $60.5 $20.6 $0 $10 $20 $30 $40 $50 $60 $70 $80 2017 2018 2019 2020 2021 2022Q2 Fee Income Fee Income Growth ($M) $657.3 $863.3 $1,157.7 $1,632.3 $2,182.6 $2,413.0 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2017 2018 2019 2020 2021 2022Q2 Loan and Bond Balances Loan and Bond Growth ($M) $41.2* *Six months annualized, Financial data as of June 30, 2022

SFG: Providing Municipal and Tax Credit Financing Solutions 22 $18.9 $79.9 $229.4 $564.5 $1,097.1 $1,355.9 $122.8 $205.7 $231.6 $274.5 $280.3 $234.4 $372.0 $394.6 $395.0 $472.6 $469.4 $505.5 $143.5 $183.2 $301.7 $320.7 $335.8 $317.1 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2017 2018 2019 2020 2021 6/30/2022 Low Income Housing Tax Credit Loans Historic Tax Credit Loans Municipal Bonds and Loans Other $657.3 $863.3 $1,157.7 $1,632.3 $2,182.6 Loan and Bond Growth Breakdown ($M) $2,413.0 Note: CAGR data annualized for 2022 figures.

A Broad Scope of Wealth Management Services 23 The ultimate relationship business, our wealth management structure and extensive scope of services cater to our clients’ needs. Wealth Management & Trust Services • Investment management • Financial planning • Trust services • Fiduciary services • Tax services Investment Center • Investment management • Brokerage services • Services for a broad range of clients • Flexible model to serve at the right level Wealth Management & Trust Services Investment Center

Diverse and Growing Client Relationships 24 $9.9 $11.4 $12.0 $12.6 $15.3 $7.5 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 2017 2018 2019 2020 2021 2022Q2 Revenue * All data excludes Bates and Rockford Bank & Trust (bank sold in 2019). 6/30/2022 revenue is annualized. Revenue ($M)* $2.5 $2.5 $3.1 $3.4 $4.2 $3.4 $0.9 $0.9 $1.0 $1.0 $1.2 $1.1 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 2017 2018 2019 2020 2021 2022Q2 Trust/Inv Mgmt Brokerage/RIA $4.1 $4.4 $5.4 $4.5 Assets Under Management ($B)* • Diverse wealth management solutions serving a wide range of clients. • More than 1,000 new relationships added over the last three years. • Majority of clients have also expanded their banking relationship with QCRH. $3.4 $3.4 $15.0*

Correspondent Banking 25 Our strong Correspondent Banking business provides significant liquidity to fund growth. $200.5 $123.9 $157.7 $277.4 $336.0 $291.4 $187.2 $182.0 $322.9 $425.9 $219.9 $240.7 $255.3 $294.0 $631.9 $1,333.7 $1,261.2 $793.2 $643.0 $599.9 $1,112.5 $2,037.0 $1,817.1 $1,325.3 $0 $500 $1,000 $1,500 $2,000 $2,500 2017 2018 2019 2020 2021 6/30/2022 Noninterest Bearing Interest Bearing Federal Reserve - EBA Balances Correspondent Banking Deposits/Managed Funds ($M)

Net Interest Income 68% Capital Markets 18% Wealth Management 5% Card Fees 2% Correspondent Banking 0.3% Other 6% Income Composition 26 75% 79% 77% 66% 59% 73% 25% 21% 23% 34% 41% 27% $130 $167 $234 $281 $279 $287 $0 $50 $100 $150 $200 $250 $300 $350 2017 2018 2019 2020 2021 6/30/2022* Net Interest Income Noninterest Income Key Components of Fee Income: • Capital markets revenue from SFG swap fee income • Wealth Management Diversified fee income streams complement net interest income $ in millions *6/30/2022 data annualized; All data excludes Rockford Bank & Trust and 2019 excludes $12.3 million gain on sale from the RB&T transaction. Other includes gain on sale, BOLI, deposit service fees, and other noninterest income Q2 Income Composition 32% Fee Income

Industry Diversification / Concentration 27 Loans by Sector $ in thousands % 6/30/2022 of Total Industry Sector Balance Loans Real Estate and Rental and Leasing $2,955,192 51.0% Construction $383,843 6.6% m2 Equipment Financing $284,953 4.9% Consumer $271,278 4.7% Manufacturing $246,428 4.3% Health Care and Social Assistance $238,617 4.1% Other Services (Except Public Administration) $202,028 3.5% Accommodation and Food Services $192,332 3.3% Retail Trade $157,940 2.7% Public Administration $148,978 2.6% Wholesale Trade $148,136 2.6% Agriculture, Forestry, Fishing, and Hunting $90,974 1.6% Management of Companies and Enterprises $84,095 1.5% Finance and Insurance $82,939 1.4% Transportation and Warehousing $78,748 1.4% Professional, Scientific, and Technical Services $48,168 0.8% Arts, Entertainment, and Recreation $41,894 0.7% Admin/Support/Waste Management/Remediation Svc $38,098 0.7% Misc $27,447 0.5% Information $22,564 0.4% Utilities $20,313 0.4% Educational Services $17,654 0.3% Other/Loan Clearing/Deferred Fees $9,489 0.2% Mining, Quarrying, and Oil and Gas Extraction $5,797 0.1% Grand Total $5,797,903 100.0% ▪ QCR has a concentration of loans in the Real Estate Rental & Leasing sector ahead of an otherwise diversified portfolio ▪ Many of these loans are concentrated in affordable housing developments ▪ Low income housing tax credit loans account for 11% of the portfolio ▪ Classified loans make up 1.4% of the total loan portfolio Note: Classified loans are defined as C&I and CRE loans with internally assigned risk ratings of 7 or 8, regardless of performance Source: Company documents Construction and Land Development Loans Industry Balance ($000) % of Total Loans Low Income Housing Tax Credit 641,460 11.0% Construction (Commercial) 256,622 4.4% Construction (Residential) 107,798 1.9% Land Development 74,792 1.3% Total C&D Loans $1,080,372 18.6% Classified Loans Industry Balance ($000) % of Total Loans C&I - Revolving Lines of Credit $3,458 0.1% C&I - Other $9,606 0.2% CRE - Non Owner Occupied $28,287 0.5% CRE - Owner Occupied $22,834 0.4% Construction & Land Development $16,633 0.3% 1-4 Family $805 0.0% Multi-Family $1,300 0.0% Consumer $125 0.0% Total Classified Loans $83,048 1.4%

Commercial Real Estate Concentration Detail 28 CRE - Owner Occupied CRE - Non-owner occupied Industry Balance ($000) % of Total Loans Real Estate Other 414,484 7.1% Other Non-Residential Real Estate 65,590 1.1% Farm Land Under Production 63,838 1.1% Real Estate - Farm 27,410 0.5% Warehouse with or w/o office 17,418 0.3% Farm Residence 11,725 0.2% Office Building 9,705 0.2% Retail 7,365 0.1% Real Estate Multi-Family 4,497 0.1% Church 2,232 0.0% Unsecured 1,420 0.0% Land-Unimproved 1,185 0.0% Residence/Business Combo 1,022 0.0% Business Assets 250 0.0% Motel/Hotel 198 0.0% Real Estate Other 198 0.0% Abundance of Caution 13 0.0% Grand Total 628,549 10.8% CRE - Non-owner occupied Industry Balance ($000) % of Total Loans Real Estate Multi-Family 1,474,600 25.4% Real Estate - 1-4 Family 207,216 3.6% Real Estate Office 182,337 3.1% Real Estate Retail 148,311 2.6% Real Estate Warehouse 96,307 1.7% Real Estate Hotel/Motel 73,972 1.3% Assisted Living Facilities 64,850 1.1% Real Estate Land Development 52,164 0.9% Other Non-Residential Real Estate 49,816 0.9% Real Estate Other 47,862 0.8% Real Estate Single Purpose 47,724 0.8% Motel/Hotel 45,788 0.8% Real Estate Mixed Use 45,326 0.8% 5+ Family Dwelling 44,457 0.8% Retail 41,292 0.7% Nursing Home 38,473 0.7% Real Estate - 1-4 Family 28,518 0.5% Real Estate Industrial 28,168 0.5% Real Estate Other 23,802 0.4% Real Estate Restaurant 23,378 0.4% Warehouse with or w/o office 19,825 0.3% Office Building 7,283 0.1% Other Assignments 4,495 0.1% Cml or Industrial Equipment 2,273 0.0% Other¹ 15,500 0.3% Grand Total 2,813,737 48.5% ▪ CRE loans represent nearly 60% of the total loan portfolio ▪ Approximately 20% of CRE loans are owner occupied ▪ Low levels of concentrated exposure outside of multi-family real estate (1) Other CRE Non-owner occupied loans includes concentrations under $2 million and Other loans Source: Company Documents

Strong Credit Culture Supported by High Levels of Reserves 29 145% 184% 215% 404% 605% 388% 180% 183% 214% 194% 347% 724% 482% 2016 2017 2018 2019 2020 2021 2022Q2 QCRH Proxy Peers 1.28% 1.16% 1.07% 0.98% 1.98% 1.68% 1.59% 1.08% 1.04% 1.03% 0.95% 1.53% 1.46% 1.44% 2016 2017 2018 2019 2020 2021 2022Q2 QCRH Proxy Peers Note: Proxy peer group is identified in the QCRH Proxy Statement. Peer metrics reflect the average of the peer group. 2022 peer average reflects companies that have reported results as of 7/29/22. ACL - Loans/Total Loans (%) ACL - Loans/Total NPLs (%) $10.1 $8.1 $11.6 Amount of remaining loan discount ($MM): $3.1 $7.7 QCRH adopted CECL on January 1, 2021. $1.5 $13.0 2852%

Asset Quality 30 NPAs / Assets (%) NCOs / Average Loans (%) Focused on maintaining excellent asset quality and resolving problem assets, resulting in: • Better than peer historical loss rates • Conservative allowance for credit losses • Strategy to aggressively manage problem credits June 30th increase in nonperforming assets is primarily the result of two existing relationships and acquired loans from the acquisition of Guaranty Bank 0.78% 0.52% 0.26% 0.26% 0.05% 0.33% 0.53% 0.56% 0.44% 0.48% 0.31% 0.27% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 2017 2018 2019 2020 2021 2022 YTD QCRH Peer Median The increase in NPAs during the quarter reflect the addition of Guaranty Bank and two legacy lending relationships; Proxy peer group is identified in the QCRH Proxy Statement. Peer metrics reflect the average of the peer group. 2022 peer average reflects companies that have reported results as of 7/29/22. Financial data as of June 30, 2022 0.19% 0.21% 0.11% 0.18% 0.07% 0.01% 0.22% 0.13% 0.13% 0.09% 0.09% 0.02% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 2017 2018 2019 2020 2021 2022 YTD QCRH Peer Median

Top Relationships $ in thousasnds Industry Balance Rate Depositor 1 Municipal - General $165,058 0.32% Depositor 2 Municipal - Education $73,181 0.77% Depositor 3 Municipal - General $64,152 0.53% Depositor 4 Municipal - Education $59,106 0.55% Depositor 5 Individual $50,036 0.77% Depositor 6 Municipal - General $39,256 0.00% Depositor 7 LIHTC Construction $38,236 0.57% Depositor 8 Insurance Company $37,053 0.00% Depositor 9 Correspondent Banking $35,710 0.00% Depositor 10 Healthcare $34,837 0.00% Depositor 11 Municipal - Education $33,832 0.70% Depositor 12 Municipal - General $29,434 0.28% Depositor 13 Municipal - General $27,487 0.00% Depositor 14 Correspondent Banking $25,450 0.00% Depositor 15 Insurance Company $25,158 0.61% Depositor 16 Correspondent Banking $25,084 0.54% Depositor 17 Municipal - General $24,382 0.12% Depositor 18 Municipal - Education $23,608 0.00% Depositor 19 Charity $23,075 0.28% Depositor 20 Healthcare $19,725 0.00% % of Total Deposits Top 10 Concentration $596,626 10.3% Top 20 Concentration $853,860 14.7% Top 20 Loan Relationships Top 20 Deposit Relationships 31 $ in thousasnds Committed Balance Client 1 $71,759 Client 2 $38,658 Client 3 $33,195 Client 4 $32,679 Client 5 $32,617 Client 6 $27,324 Client 7 $26,414 Client 8 $23,877 Client 9 $21,830 Client 10 $21,638 Client 11 $21,500 Client 12 $21,493 Client 13 $21,492 Client 14 $20,896 Client 15 $20,769 Client 16 $20,072 Client 17 $20,018 Client 18 $19,998 Client 19 $19,519 Client 20 $19,495 % of Total Loans Top 10 Concentration $329,990 5.7% Top 20 Concentration $535,243 9.2% Source: Company documents; Consolidated for QCR Holdings, Inc.

$800 $821 $803 $845 $926 3.66% 3.82% 3.70% 3.83% 3.91% 2021Q2 2021Q3 2021Q4 2022Q1 2022Q2 Book Value of Securities ($ millions) Total Yield on Securities (%) Investment Portfolio 32 Muni 81% MBS 9% Corp 5% Agency 3% ABS 2% Other 0% Total Securities (Book Value): $926 Million Investment Portfolio Composition – Q2 2022 ▪ QCR carried $508 million in held-to-maturity (HTM) securities as of 6/30/2022 ▪ The average yield on the tax exempt securities in the portfolio is 4.12% ▪ Book value of the investment portfolio is 12.5% of total assets ▪ Allowance for credit losses for HTM investments is $198,486 Deploying Liquidity into Securities Source: Company documents

Interest Rate Sensitivity and NII 33 (8.0%) (3.0%) 2.0% 7.0% 12.0% 17.0% 22.0% -100bps Shock Base +100bps Shock +200bps Shock +300bps Shock +400bps Shock Year 1 Net Interest Income Changes - Parallel Shock Year 2 Net Interest Income Changes - Parallel Shock QCRH is asset-sensitive and poised to benefit from a rising rate environment ▪ Noninterest-bearing deposits are 26% of total deposits ▪ The addition of Guaranty Bank’s balance sheet and our positioning has enhanced our asset- sensitivity (the gap between rate sensitive assets and liabilities has held flat at approximately $1.0 billion from March 31, 2022 to June 30, 2022) ▪ Majority of fixed-rate commercial and CRE loans have maximum term of 5 years. Base simulation data as of March 31, 2022 * Pro Forma with Guaranty Bank, as of 6/30/22. Any earning asset or interest-bearing liability tied to an index. Includes the impact of interest rate caps and floors, where applicable. Excludes the impact of near-term cashflow from loans, bonds and CDs. $2.3 $1.3 $0.0 $1.0 $2.0 $3.0 Rate Sensitive Assets* Rate Sensitive Liabilities* Asset Sensitive Balance Sheet ($B)

Strong Capital Position 34 QCRH is well-positioned for long-term success: • Significantly improved capital position • Sale of Rockford Bank & Trust in 2019 strengthened TCE • Sub-debt raises in Feb. 2019 and Sept. 2020 bolstered total risk-based capital • Lowest dividend payout ratio in peer group retains capital for strong organic and M&A growth 9.2 9.0 9.9 8.1 8.0 9.5 9.5 10.5 9.6 9.5 10.2 10.6 10.8 9.5 9.4 11.0 11.3 11.5 10.2 10.2 13.3 15.0 14.8 13.4 14.8 7.0% 9.0% 11.0% 13.0% 15.0% 17.0% 2019 2020 2021 2022Q2 PRO FORMA¹ TCE/TA Leverage Ratio CET1 Ratio Tier 1 Ratio Total RBC Ratio 1) Pro Forma Capital ratios assume a gross spread of 1.50% on 10NC5 private placement and one-time offering costs of $250K; Assumes 0% of proceeds down streamed to banks and 20% risk-weighting; Illustrative coupon of 5.50% for private placement with registration rights and 5.95% for separate 15NC10 $50M private placement with 15-year maturity (both placements issued from the holding company)

Liquidity, Capital, and Long-Term Debt Composition 35 Maturity Balance Sheet Notional Borrowing Date Location Amount ($000) QCR Holdings Capital Trust V 7/7/2028 Other Liabilities $10,000 Community National Trust III 9/15/2028 Other Liabilities $3,500 Guaranty Bankshares Statutory Trust I 9/15/2028 Other Liabilities $4,500 Community National Trust II 9/20/2028 Other Liabilities $3,000 QCR Holdings Capital Trust II 9/30/2028 Other Liabilities $10,000 QCR Holdings Capital Trust III 9/30/2028 Other Liabilities $8,000 QCR Subordinated Notes due 2029 2/15/2029 Subordinated Debt $65,000 QCR Subordinated Notes due 2030 9/15/2030 Subordinated Debt $50,000 GFED Subordinated Debt 9/30/2030 Subordinated Debt $20,000 Guaranty Statutory Trust II 2/23/2036 Other Liabilities $10,000 Source: Company documents QCR has the following sources of liquidity at the holding company level as of June 30, 2022: ▪ $9.6 million of cash and equivalents ▪ $50 million line of credit QCR has the following sources of liquidity as of June 30, 2022 at its bank subsidiaries: ▪ $761 million of liquid assets, including overnight funds sold & short-term investments as well as available/unencumbered security collateral ▪ $599 million of remaining FHLB loan/bond based borrowing capacity (net of encumbered collateral) ▪ $1.46 billion of brokered deposit capacity ▪ $680 million of fed funds availability and FRB loan based borrowing capacity The Company had the following long-term debt as of June 30, 2022:

Details of an Additional Issuance 36 ▪ Parallel with this proposed issuance, the Company is negotiating the issuance of an additional $50 million of fixed-to-floating rate subordinated notes with a 15 year maturity (callable after 10 years) structure to a single investor ▪ The fixed rate is expected to be 5.95%, subject to adjustment based on pricing of the 10 year notes offered hereby ▪ The Company plans to use the proceeds of this issuance for general corporate purposes, which may include, but are not limited to, possible share repurchases ▪ The Company does not plan to downstream the proceeds of either issuance as equity capital to any of its bank subsidiaries ▪ Piper Sandler is not serving as the placement agent on the 15-year issuance

Summary Unique Operating Model Provides Competitive Advantage ▪ Local charter autonomy attracts the best bankers and clients ▪ Leading market position in attractive and growing mid-size metro markets Consistent Top Tier Financial Performance ▪ Upper quartile returns compared to proxy peers (1.35% return on average assets since end of 2018) ▪ EPS CAGR of 15% in last six years and positioned for sustained growth ▪ High profitability & low dividend payout ratio quickly builds core equity capital Diversified Sources of Revenue ▪ Diverse and growing fee revenue streams with Wealth Management, Leasing, and Capital Markets business lines Track Record of Successfully Integrating Acquisitions ▪ Capacity for future M&A and considered acquirer of choice Prudent Risk Management ▪ Strong credit culture ▪ Right people, infrastructure and balance sheet to sustain performance 37

38 QCR Holdings, Inc. APPENDIX

Interest Coverage and Double Leverage

$ in thousands

Key Assumptions	
Subordinated Debt Issuance Amount	$100,000
% Down Streamed to the Banks	0%
Illustrative Coupon (10NC5 issuance)	5.500%
Illustrative Coupon Single Investor (15NC10 issuance)	5.950%

($ in thousands)

Consolidated Pro Forma Double Leverage

	2017Y	2018Y	2019Y	2020Y	2021Y	2022Q2 YTD
Investment in Subsidiaries	$413,062	$537,110	$585,362	$660,408	$775,056	$912,840
Consolidated Equity	$353,287	$473,138	$535,351	$593,793	$677,010	$743,139
Double Leverage Ratio	**116.9%**	**113.5%**	**109.3%**	**111.2%**	**114.5%**	**122.8%**
Proposed Holding Company Subordinated Debt Offering						**$99,000**
Pro Forma Investment in Subsidiaries						**$912,840**
Pro Forma Double Leverage Ratio						**122.8%**

Consolidated Interest Coverage

	2017Y	2018Y	2019Y	2020Y	2021Y	2022Q2 YTD
Total Deposit Interest	$13,012	$30,675	$50,875	$23,269	$13,300	$8,662
Other Borrowed Interest	$6,440	$9,809	$9,642	$8,154	$8,622	$5,472
Total Interest Expense	$19,452	$40,484	$60,517	$31,423	$21,922	$14,134
Pre-Tax Income	$40,653	$52,135	$72,027	$73,289	$121,467	$42,691
Interest Coverage (including deposit expense)	**3.09x**	**2.29x**	**2.19x**	**3.33x**	**6.54x**	**4.02x**
Interest Coverage (excluding deposit expense)	**7.31x**	**6.32x**	**8.47x**	**9.99x**	**15.09x**	**8.80x**
Holding Company 10NC5 Subordinated Debt Expense (5.50%)						**$1,375**
Holding Company 15NC10 Subordinated Debt Expense (5.95%)						**$1,488**
Pro Forma Interest Coverage[1] (including deposit expense)						**3.34x**
Pro Forma Interest Coverage[1] (excluding deposit expense)						**5.78x**

(1) Pro Forma for both issuances

Assumes a gross spread of 1.50% on 10NC5 private placement and one-time offering costs of $250K; Assumes 0% of proceeds down streamed to banks and 20% risk-weighting; Illustrative coupon of 5.50% for private placement with registration rights and 5.95% for separate 15NC10 $50M private placement with 15-year maturity (both placements issued from the holding company)

QCR Holdings, Inc.

39

Pro Forma Capital Ratios

($ in thousands)	June 30, 2022 Actual	Subordinated Debt Issuance	June 30, 2022 Pro Forma[1]
Total Common Equity Capital	**$743,138**	-	**$743,138**
(-) Unrealized Gain/(Loss) on AFS Sec., net	(50,074)	-	(50,074)
(-) Deferred Tax Asset Adjustments	456	-	456
(-) Intangible Assets (regulatory)	152,090	-	152,090
(-) Other Tier 1 Common Adjustments	-	-	-
Tier 1 Common Risk-Based Capital	**$640,666**	-	**$640,666**
(+) Trust Preferred	$48,534	-	$48,534
(+) Qualifying Preferred Stock	-	-	-
(+) Other Tier 1 Adjustments	-	-	-
Tier 1 Risk-Based Capital	**$689,200**	-	**$689,200**
(+) Existing Subordinated Notes	$133,562	-	$133,562
(+) New Subordinated Notes [1]	-	$99,000	99,000
(+) Allowance for Loan Losses	84,722	-	84,722
(+) Eligible Credit Reserves	-	-	-
(+) Other Total Capital Adjustments	-	-	-
Total Risk-Based Capital	**$907,484**	**$99,000**	**$1,006,484**
Average Assets for Leverage Ratio	$7,171,696	$99,000	$7,270,696
Risk-Weighted Assets	$6,770,084	$19,800	$6,789,884
Consolidated Capital Ratios		Change from Standalone (bps)	
TCE / TA	8.11%	(11)	8.00%
Tier 1 Leverage Ratio	9.61%	(13)	9.48%
Common Equity Tier 1 Ratio	9.46%	(3)	9.44%
Tier 1 Risk-Based Capital Ratio	10.18%	(3)	10.15%
Total Risk-Based Capital Ratio	13.40%	142	14.82%

(1) Pro Forma for both issuances

Assumes a gross spread of 1.50% on 10NC5 private placement and one-time offering costs of $250K; Assumes 0% of proceeds down streamed to banks and 20% risk-weighting; Illustrative coupon of 5.50% for private placement with registration rights and 5.95% for separate 15NC10 $50M private placement with 15-year maturity (both placements issued from the holding company)

QCR Holdings, Inc.

40

Non-GAAP Reconciliation

($ in thousands)	For the Quarter Ended June 30, 2022	For the Six Months Ended, June 30, 2022	For the Year Ended December 31, 2021	2020	2019	2018	2017
Adjusted Net Income							
Net Income (GAAP)	$15,242	$38,866	$98,905	$60,582	$57,408	$43,120	$35,707
Less: non-core items (post-tax)							
Income:							
Securities gains (losses), net	$0	$0	($69)	$1,962	($22)	$0	($57)
Mark to Market gains (losses) on derivatives, net	$342	$1,057	$135	$0	$0	$0	$0
Gain on sale of loan	$0	$0	$28	($210)	$0	$0	$0
Gain on sale of RB&T	$0	$0	$0	$0	$8,539	$0	$0
Total non-core income (non-GAAP)	$342	$1,057	$94	$1,752	$8,517	$0	($57)
Expense:							
Acquisition costs	$1,932	$3,394	$493	$0	$0	$1,645	$695
Post-acquisition compensation, transition and integration costs	$3,789	$3,789	$0	$169	$2,828	$1,647	$2,802
Separation agreement	$0	$0	$734	$0	$0	$0	$0
CECL Day 2 credit loss provision on acquired loans	$8,651	$8,651	$0	$0	$0	$0	$0
CECL Day 2 credit loss provision on acquired OBD exposure	$1,140	$1,140	$0	$0	$0	$0	$0
Disposition Costs	$0	$0	$10	$545	$2,627	$0	$0
Tax expense on expected liquidation of RB&T BOLI	$0	$0	$0	$0	$790	$0	$0
Losses on liability extinguishment	$0	$0	$0	$3,087	$345	$0	$0
Goodwill Impairment	$0	$0	$0	$500	$3,000	$0	$0
Loss on sale of subsidiary	$0	$0	$0	$110	$0	$0	$0
Total non-core expense (non-GAAP)	$15,512	$16,974	$1,237	$4,411	$9,590	$3,292	$3,497
Adjustment of tax expense related to the Tax Act	$0	$0	$0	$0	$0	$0	$2,919
Adjusted net income (non-GAAP)	**$30,412**	**$54,783**	**$100,048**	**$63,241**	**$58,480**	**$46,412**	**$36,342**
Adjusted Return on Average Assets							
Adjusted net income (non-GAAP) (from above)	$30,412	$54,783	$100,048	$63,241	$58,480	$46,412	$36,342
Average Assets	$7,324,470	$6,723,137	$5,890,042	$5,604,074	$5,102,980	$4,392,121	$3,519,848
Adjusted return on average assets (annualized) (non-GAAP)	**1.66%**	**1.63%**	**1.70%**	**1.13%**	**1.15%**	**1.06%**	**1.03%**
Adjusted Return on Average Equity							
Adjusted net income (non-GAAP) (from above)	$30,412	$54,783	$100,048	$63,241	$58,480		
Average Stockholders' Equity	$788,204	$736,452	$637,190	$566,240	$507,409		
Adjusted return on average equity (annualized) (non-GAAP)	**15.43%**	**14.88%**	**15.70%**	**11.17%**	**11.53%**		

QCR HOLDINGS, INC.
41

Non-GAAP Reconciliation

($ in thousands)	For the Quarter Ended June 30, 2022	For the Six Months Ended, June 30, 2022	For the Year Ended December 31, 2021	2020	2019	2018	2017
Net Interest Margin (TEY)							
Net interest income (GAAP)	$59,400	$105,133	$178,233	$166,950	$155,559	$142,395	$116,065
Plus: Tax equivalent adjustment	$3,396	$6,327	$10,211	$8,216	$6,727	$6,637	$9,215
Net interest income - tax equivalent (non-GAAP)	$62,796	$111,460	$188,444	$175,166	$162,286	$149,032	$125,280
Less: Acquisition accounting net accretion	$1,695	$1,813	$1,340	$3,271	$3,444	$5,527	$4,774
Adjusted net interest income	$61,101	$109,647	$187,104	$171,895	$158,842	$143,505	$120,506
Less: PPP income	$125	$655	$0	$0	$0	$0	$0
Adjusted net interest income, excluding PPP income	$60,976	$108,992	$187,104	$171,895	$158,842	$143,505	$120,506
Average earning assets	$6,742,095	$6,187,038	$5,398,868	$5,085,659	$4,703,289	$4,120,144	$3,314,836
Net interest margin (GAAP)	**3.53%**	**3.43%**	**3.30%**	**3.28%**	**3.31%**	**3.46%**	**3.50%**
Net interest margin (TEY) (Non-GAAP)	**3.74%**	**3.63%**	**3.49%**	**3.44%**	**3.45%**	**3.62%**	**3.78%**
Efficiency Ratio							
Noninterest expense (GAAP)	$54,248	$92,573	$153,702	$151,755	$155,234	$119,143	$97,424
Less: non-core items (pre-tax)							
Acquisition costs, post-acquisition compensation, transition and integration costs	$5,786	$8,621	$624	$214	$3,580	$4,167	$4,427
Separation agreement	$0	$0	$929	$0	$0	$0	$0
Disposition Costs	$0	$0	$13	$690	$3,325	$0	$0
Tax expense on expected liquidation of RB&T BOLI	$0	$0	$0	$0	$1,000	$0	$0
Losses on liability extinguishment	$0	$0	$0	$3,908	$437	$0	$0
Goodwill Impairment (not tax adjusted)	$0	$0	$0	$500	$3,000	$0	$0
Loss on sale of subsidiary	$0	$0	$0	$139	$0	$0	$0
Total non-core noninterest expense	$5,786	$8,621	$1,566	$5,451	$11,342	$4,167	$4,427
Adjusted noninterest expense (non-GAAP)	$48,462	$83,952	$152,136	$146,304	$143,892	$114,976	$92,997
Net interest income (GAAP)	$59,400	$105,133	$178,233	$166,950	$155,559	$142,395	$116,065
Noninterest income (GAAP)	$22,782	$38,415	$100,422	$113,798	$78,768	$41,541	$30,482
Less: non-core items							
Non-core income (pre-tax)	$433	$1,338	$119	$2,218	$12,258	$0	($72)
Total non-core noninterest income (non-GAAP)	$22,349	$37,077	$100,303	$111,580	$66,510	$41,541	$30,554
Total Income	$82,182	$143,548	$278,655	$280,748	$234,327	$183,936	$146,547
Adjusted Total Income (non-GAAP)	$82,182	$142,210	$278,536	$278,530	$222,069	$183,936	$146,619
Efficiency Ratio (noninterest expense/total income) (Non-GAAP)	**66.01%**	**64.49%**	**55.16%**	**54.05%**	**66.25%**	**64.77%**	**66.48%**
Adjusted Efficiency Ratio (adjusted noninterest expense/adjusted total income)(Non-GAAP)	**58.97%**	**59.03%**	**54.62%**	**52.53%**	**64.80%**	**62.51%**	**63.43%**

QCR Holdings, Inc.
42

Non-GAAP Reconciliation 43 For the Quarter Ended For the Year Ended December 31, ($ in thousands) June 30, 2022 2021 2020 2019 2018 2017 Tangible Common Equity to Tangible Assets Ratio Stockholders' equity (GAAP) $743,138 $677,010 $593,793 $535,351 $473,138 $353,287 Less: Intangible assets $155,940 $83,415 $85,447 $89,717 $95,282 $37,413 Tangible common equity (non-GAAP) $587,198 $593,595 $508,346 $445,634 $377,856 $315,874 Total assets (GAAP) $7,392,941 $6,096,132 $5,705,043 $4,909,050 $4,949,710 $3,982,665 Less: Intangible assets $155,940 $83,415 $85,447 $89,717 $95,282 $37,413 Tangible assets (non-GAAP) $7,237,001 $6,012,717 $5,619,596 $4,819,333 $4,854,428 $3,945,252 Tangible common equity to tangible assets ratio (non-GAAP) 8.11% 9.87% 9.05% 9.25% 7.78% 8.01%

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